Exhibit 4.3

ENLINK MIDSTREAM PARTNERS, LP,

as Issuer,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 19, 2014
to
Indenture dated as of March 19, 2014

2.700% Senior Notes due 2019
4.400% Senior Notes due 2024
5.600% Senior Notes due 2044

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of March 19, 2014 (the “First Supplemental Indenture”), is between EnLink Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Partnership has executed and delivered to the Trustee an Indenture, dated March 19, 2014 (the “Base Indenture” and, as supplemented by this First Supplemental Indenture, the “Indenture”), providing for the issuance by the Partnership from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Debt Securities”);

WHEREAS, the Partnership has duly authorized and desires to cause to be established pursuant to the Base Indenture and this First Supplemental Indenture three new series of Debt Securities designated as the “2.700% Senior Notes due 2019” (the “2019 Notes”), the “4.400% Senior Notes due 2024” (the “2024 Notes”) and the “5.600% Senior Notes due 2044” (the “2044 Notes” and, together with the 2019 Notes and the 2024 Notes, the “Notes”);

WHEREAS, Sections 2.01 and 2.03 of the Base Indenture permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series;

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Partnership has requested that the Trustee join in the execution of this First Supplemental Indenture to establish the form and terms of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when executed by the Partnership and authenticated and delivered hereunder and under the Base Indenture and duly issued by the Partnership, the valid obligations of the Partnership, and to make this First Supplemental Indenture a valid agreement of the Partnership enforceable in accordance with its terms.

NOW, THEREFORE, the Partnership and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:

ARTICLE I
DEFINITIONS

SECTION 1.1  Generally.

(a)                                 Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b)                                 The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

SECTION 1.2  Definition of Certain Terms.

For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

“Attributable Indebtedness,” when used with respect to any Sale-Leaseback Transaction (as defined in Section 5.2 hereof), means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming no such termination.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes, (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest of all of the Reference Treasury Dealer Quotations or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Consolidated Net Tangible Assets” means, at any date of determination, the total amount of assets of the Partnership and its consolidated Subsidiaries after deducting therefrom:

(1)                                 all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than twelve months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt); and

(2)                                 the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets,

all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Partnership and its consolidated Subsidiaries for the Partnership’s most recently completed fiscal quarter for which financial statements have been filed with the SEC, prepared in accordance with generally accepted accounting principles.

“Credit Agreement” means the Credit Agreement, dated as of February 20, 2014, among the Partnership, Bank of America, N.A., as Administrative Agent, and the other agents and lenders party thereto and as further amended, restated, refinanced, replaced or refunded from time to time.

“General Partner” means EnLink Midstream GP, LLC, a Delaware limited liability company, and its successors as general partner of the Partnership.

“Indebtedness” of any Person at any date means any obligation created or assumed by such Person for the repayment of borrowed money or any guaranty thereof.

“Permitted Liens” means:

(1)                                 liens upon rights-of-way for pipeline purposes;

(2)                                 easements, rights-of-way, restrictions and other similar encumbrances affecting real property and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto and which do not in the aggregate materially adversely affect the value of the properties encumbered thereby or materially impair their use in the operation of the business of the Partnership and its Subsidiaries;

(3)                                 rights reserved to or vested by any provision of law in any municipality or public authority to control or regulate any of the properties of the Partnership or any Subsidiary or the use thereof or the rights and interests of the Partnership or any Subsidiary therein, in any manner under any and all laws;

(4)                                 rights reserved to the grantors of any properties of the Partnership or any Subsidiary, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

(5)                                 any statutory or governmental lien or lien arising by operation of law, or any mechanics’, repairmen’s, materialmen’s, suppliers’, carriers’, landlords’, warehousemen’s or similar lien (including liens on property in the possession of storage facilities, pipelines or barges) incurred in the ordinary course of business which is not more than sixty (60) days past due or which is being contested in good faith by appropriate proceedings, if necessary, and any undetermined lien which is incidental to construction, development, improvement or repair;

(6)                                 any right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

(7)                                 liens for taxes and assessments which are (a) for the then current year, (b) not at the time delinquent, or (c) delinquent but the validity or amount of which is being contested at the time by the Partnership or any of its Subsidiaries in good faith by appropriate proceedings;

(8)                                 banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution and arising in the ordinary course of business;

(9)                                 liens on deposits required by any Person with whom the Partnership or any Subsidiary enters into forward contracts, futures contracts, swap agreements or other commodities contracts in the ordinary course of business and in accordance with established risk management policies and liens of, or to secure performance of, leases, other than capital leases;

(10)                          any lien in favor of the Partnership or any Subsidiary;

(11)                          any lien upon any property or assets of the Partnership or any Subsidiary in existence on the date hereof;

(12)                          any lien incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations or to secure letters of credit with respect thereto;

(13)                          liens in favor of any Person to secure obligations under provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute, provided that such obligations do not constitute Indebtedness; or any lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations, and other obligations of a like nature incurred in the ordinary course of business or to secure letters of credit with respect thereto;

(14)                          any lien upon any property or assets created at the time of acquisition of such property or assets by the Partnership or any of its Subsidiaries or within one year after such time to secure all or a portion of the purchase price for such property or assets or debt incurred to finance such purchase price, whether such debt was incurred prior to, at the time of or within one year after the date of such acquisition;

(15)                          any lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Indebtedness incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;

(16)                          any lien upon any property or assets existing thereon at the time of the acquisition thereof by the Partnership or any of its Subsidiaries and any lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary of the Partnership by acquisition, merger or otherwise; provided that, in each case, such lien only encumbers the property or assets so acquired or owned by such Person at the time such Person becomes a Subsidiary and any additions thereto, proceeds thereof and property in replacement or substitution thereof;

(17)                          liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and liens which secure a judgment or other court-ordered award or settlement as to which the Partnership or the applicable Subsidiary has not exhausted its appellate rights;

(18)                          any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of liens, in whole or in part, referred to in clauses (1) through (17) above; provided, however, that any such extension, renewal, refinancing, refunding or replacement lien shall be limited to the property or assets covered by the lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement lien shall be in an amount not greater than the amount of the obligations secured by the lien extended, renewed, refinanced, refunded or replaced and any expenses of the Partnership or its Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement; or

(19)                          any lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Indebtedness of the Partnership or any of its Subsidiaries.

“Primary Treasury Dealer” means a U.S. government securities dealer in the United States.

“Principal Property” means, whether owned or leased on the date hereof or thereafter acquired:

(1)                                 any pipeline assets of the Partnership or any of its Subsidiaries, including any related facilities employed in the gathering, transportation, distribution, storage or marketing of natural gas, refined petroleum products, natural gas liquids and petrochemicals, that are located in the United States of America or any territory or political subdivision thereof; and

(2)                                 any processing, compression, treating, blending or manufacturing plant or terminal owned or leased by the Partnership or any of its Subsidiaries that is located in the United States or any territory or political subdivision thereof, except in the case of either of the preceding clause (1) or this clause (2):

(a)                                 any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles; and

(b)                                 any such assets which, in the opinion of the board of directors of the General Partner are not material in relation to the activities of the Partnership and its Subsidiaries taken as a whole.

“Principal Subsidiary” means any Subsidiary owning or leasing, directly or indirectly through ownership in another Subsidiary, any Principal Property.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Partnership.

“Reference Treasury Dealer” means (i) each of Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith and their respective successors and (ii) two other Primary Treasury Dealers selected by the Partnership.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Subsidiary Guarantor” means, with respect to the Notes and notwithstanding the definition thereof in the Base Indenture, each Subsidiary of the Partnership that guarantees the Notes pursuant to the terms of the Indenture, but only so long as such Subsidiary is a guarantor of the Notes on the terms provided for in the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding any Redemption Date.

ARTICLE II
GENERAL TERMS OF THE NOTES

SECTION 2.1  Form.

The 2019 Notes, the 2024 Notes and the 2044 Notes and the Trustee’s certificates of authentication shall be substantially in the form of Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively, to this First Supplemental Indenture, which are hereby incorporated into this First Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture and to the extent applicable, the Partnership and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Each series of Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Partnership initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

SECTION 2.2  Title, Amount and Payment of Principal and Interest.

(a)                                 The 2019 Notes shall be entitled the “2.700% Senior Notes due 2019”. The Trustee shall authenticate and deliver (i) the 2019 Notes for original issue on the date hereof (the

“Original 2019 Notes”) in the aggregate principal amount of $400,000,000, and (ii) additional 2019 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Sections 2.04 and 2.05 of the Base Indenture. Such order shall specify the amount of the 2019 Notes to be authenticated, the date on which the original issue of 2019 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2019 Notes that may be outstanding at any time may not exceed $400,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Sections 2.08 and 2.09 of the Base Indenture). The Original 2019 Notes and any additional 2019 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2019 Note shall be payable on April 1, 2019. Each 2019 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 2.700% per annum. The dates on which interest on the 2019 Notes shall be payable shall be April 1 and October 1 of each year, commencing October 1, 2014 (the “2019 Interest Payment Dates”). The regular record date for interest payable on the 2019 Notes on any 2019 Interest Payment Date shall be March 15 or September 15, as the case may be, next preceding such 2019 Interest Payment Date.

Payments of principal of, premium, if any, and interest due on the 2019 Notes representing Book-Entry Notes on any 2019 Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(b)                                 The 2024 Notes shall be entitled the “4.400% Senior Notes due 2024”. The Trustee shall authenticate and deliver (i) the 2024 Notes for original issue on the date hereof (the “Original 2024 Notes”) in the aggregate principal amount of $450,000,000, and (ii) additional 2024 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Sections 2.04 and 2.05 of the Base Indenture. Such order shall specify the amount of the 2024 Notes to be authenticated, the date on which the original issue of 2024 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2024 Notes that may be outstanding at any time may not exceed $450,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Sections 2.08 and 2.09 of the Base Indenture). The Original 2024 Notes and any additional 2024 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2024 Note shall be payable on April 1, 2024. Each 2024 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.400% per annum. The dates on which interest on the 2024 Notes shall be payable shall be April 1 and October 1 of each year, commencing October 1,

2014 (the “2024 Interest Payment Dates”). The regular record date for interest payable on the 2024 Notes on any 2024 Interest Payment Date shall be March 15 or September 15, as the case may be, next preceding such 2024 Interest Payment Date.

Payments of principal of, premium, if any, and interest due on the 2024 Notes representing Book-Entry Notes on any 2024 Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(c)                                  The 2044 Notes shall be entitled the “5.600% Senior Notes due 2044”. The Trustee shall authenticate and deliver (i) the 2044 Notes for original issue on the date hereof (the “Original 2044 Notes”) in the aggregate principal amount of $350,000,000, and (ii) additional 2044 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Sections 2.04 and 2.05 of the Base Indenture. Such order shall specify the amount of the 2044 Notes to be authenticated, the date on which the original issue of 2044 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2044 Notes that may be outstanding at any time may not exceed $350,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Sections 2.08 and 2.09 of the Base Indenture). The Original 2044 Notes and any additional 2044 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2044 Note shall be payable on April 1, 2044. Each 2044 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 5.600% per annum. The dates on which interest on the 2044 Notes shall be payable shall be April 1 and October 1 of each year, commencing October 1, 2014 (the “2044 Interest Payment Dates”). The regular record date for interest payable on the 2044 Notes on any 2044 Interest Payment Date shall be March 15 or September 15, as the case may be, next preceding such 2044 Interest Payment Date.

Payments of principal of, premium, if any, and interest due on the 2044 Notes representing Book-Entry Notes on any 2044 Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

SECTION 2.3  Transfer and Exchange.

The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.07 of the Base Indenture and Article II of this First Supplemental Indenture (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act of 1933, as amended.

ARTICLE III
FUTURE SUBSIDIARY GUARANTEES

SECTION 3.1  No Initial Guarantee of the Notes by Subsidiary Guarantors.

The Notes initially shall not be entitled to the benefits of the Guarantee contemplated by Article XIV of the Base Indenture.

SECTION 3.2  Future Subsidiary Guarantors.

If any Subsidiary of the Partnership that is not then a Subsidiary Guarantor guarantees, becomes a guarantor or co-obligor of the Credit Agreement, then the Partnership shall cause such Subsidiary to promptly execute and deliver to the Trustee a supplemental indenture to the Indenture, in a form satisfactory to the Trustee, providing for the Guarantee by such Subsidiary of the Partnership’s obligations under the Notes in accordance with Article XIV of the Base Indenture.

SECTION 3.3  Release of Guarantees.

In addition to the provisions of Section 14.04(a) of the Base Indenture, the Guarantee of the Notes of any Subsidiary Guarantor shall be unconditionally released and discharged, following delivery of written notice by the Partnership to the Trustee, upon the release and discharge of all guarantees or other obligations of such Subsidiary Guarantor with respect to the obligations of the Partnership or its Subsidiaries under the Credit Agreement.

SECTION 3.4  Reinstatement of Guarantees.

If at any time following any release of the Guarantee of a Subsidiary Guarantor pursuant to Section 3.3 above, such Subsidiary Guarantor again, becomes a guarantor or co-obligor of the Credit Agreement, then such Subsidiary Guarantor shall again guarantee the Partnership’s obligations under the Notes and the Partnership shall cause such Subsidiary Guarantor to promptly execute and deliver a supplemental indenture to the Indenture, in a form satisfactory to the Trustee, providing for the Guarantee by such Subsidiary Guarantor of the Partnership’s obligations under the Notes in accordance with Article XI of the Base Indenture.

ARTICLE IV
REDEMPTION

SECTION 4.1  Optional Redemption.

(a)                                 Prior to March 1, 2019, the 2019 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2019 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after March 1, 2019, the 2019 Notes are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2019 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(b)                                 Prior to January 1, 2024, the 2024 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2024 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after January 1, 2024, the 2024 Notes are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(c)                                  Prior to October 1, 2043, the 2044 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2044 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2044 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after October 1, 2043, the 2044 Notes are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2044 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(d)                                 The Partnership shall deliver to the Trustee an Officers’ Certificate with respect to the actual redemption price of the Notes in connection with a redemption under Sections 4.1(a), 4.1(b) and 4.1(c).

(e)                                  The Partnership shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof.

ARTICLE V
ADDITIONAL COVENANTS

In addition to the covenants set forth in the Base Indenture, the Notes shall be entitled to the benefit of the following covenants:

SECTION 5.1  Limitation on Liens.

The Partnership shall not, nor shall it permit any of its Principal Subsidiaries to, create, assume, incur or suffer to exist any mortgage, lien, security interest, pledge, charge or other encumbrance (“liens”) upon any Principal Property or upon any capital stock of any Principal Subsidiary, whether owned on the date hereof or thereafter acquired, to secure any Indebtedness of the Partnership or any other Person (other than the Notes), without in any such case making effective provisions whereby all of the outstanding Notes are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is so secured.

Notwithstanding the foregoing, the Partnership may, and may permit any of its Principal Subsidiaries to, create, assume, incur, or suffer to exist without securing the Notes (a) any Permitted Lien, (b) any lien upon any Principal Property or capital stock of a Principal Subsidiary to secure Indebtedness of the Partnership or any other Person, provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens under this clause (b), together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (1) through (4), inclusive, of Section 5.2 hereof), does not exceed 15% of Consolidated Net Tangible Assets or (c) any lien upon (i) any Principal Property that was not owned by the Partnership or any of its Subsidiaries on the date hereof or (ii) the capital stock of any Principal Subsidiary that owns no Principal Property that was owned by the Partnership or any of its Subsidiaries on the date hereof, in each case owned by a Subsidiary of the Partnership (an “Excluded Subsidiary”) that (A) is not, and is not required to be, a Subsidiary Guarantor and (B) has not granted any liens on any of its property securing Indebtedness with recourse to the Partnership or any Subsidiary of the Partnership other than such Excluded Subsidiary or any other Excluded Subsidiary.

SECTION 5.2  Restriction on Sale-Leasebacks.

The Partnership will not, and will not permit any Principal Subsidiary to, engage in the sale or transfer by the Partnership or any of its Principal Subsidiaries of any Principal Property to a Person (other than the Partnership or a Principal Subsidiary) and the taking back by the Partnership or its Principal Subsidiary, as the case may be, of a lease of such Principal Property (a “Sale-Leaseback Transaction”), unless:

(1)                                 such Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

(2)                                 the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

(3)                                 the Partnership or such Principal Subsidiary would be entitled to incur Indebtedness secured by a lien on the Principal Property subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the Notes; or

(4)                                 the Partnership or such Principal Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (a) the prepayment, repayment, redemption, reduction or retirement of any Indebtedness of the Partnership or any of its Subsidiaries that is not subordinated to the Notes or any Guarantee, or (b) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of Partnership or its Subsidiaries.

Notwithstanding the foregoing, the Partnership may, and may permit any Principal Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (1) through (4), inclusive, of the preceding paragraph provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of outstanding Indebtedness (other than the Notes) secured by liens other than Permitted Liens upon Principal Properties, does not exceed 15% of Consolidated Net Tangible Assets.

ARTICLE VI
MISCELLANEOUS PROVISIONS

SECTION 6.1  Ratification of Base Indenture.

The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 6.2  Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.

SECTION 6.3  Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 6.4  Counterpart Originals.

The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 6.5  Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

ISSUER:

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its general partner

By:	/s/ Benjamin Lamb
Name:	Benjamin Lamb
Title:	Vice President – Finance

TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John C. Stohlmann
Name:	John C. Stohlmann
Title:	Vice President

Signature Page of First Supplemental Indenture

Exhibit A-1

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$
CUSIP: 29336U AA5
ISIN: US29336UAA51

ENLINK MIDSTREAM PARTNERS, LP

2.700% SENIOR NOTES DUE 2019

ENLINK MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co.* or its registered assigns, the principal sum of                  U.S. dollars ($                      ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on April 1, 2019 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 2.700% payable on April 1 and October 1 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding March 15 or September 15 (each, a “Regular Record Date”), respectively, payable commencing on October 1, 2014.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

* To be included in a Book-Entry Note.

A-1-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $400,000,000 designated as the 2.700% Senior Notes due 2019 of the Partnership and is governed by the Indenture dated as of March 19, 2014 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of March 19, 2014, duly executed by the Partnership and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

A-1-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by its sole General Partner.

Dated:

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its general partner

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

By:
Authorized Signatory

A-1-3

[REVERSE OF SECURITY]

ENLINK MIDSTREAM PARTNERS, LP

2.700% SENIOR NOTES DUE 2019

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 2.700% Senior Notes due 2019 of the Partnership, in an initial aggregate principal amount of $400,000,000 (the “Securities”).

1.                                      Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 2.700% per annum.

The Partnership will pay interest semi-annually on April 1 and October 1 of each year (each an “Interest Payment Date”), commencing October 1, 2014. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from March 19, 2014. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.                                      Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose in New York, New York, which initially will be at the corporate trust office of the Trustee located

A-1-4

at 150 East 42nd Street, 40th Floor, New York, New York 10017, Attention: Corporate Trust, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.                                      Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.                                      Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $400,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5.                                      Redemption.

Prior to March 1, 2019, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after March 1, 2019, the Securities are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

Notices of redemption shall be sent at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed.  Unless the Partnership

A-1-5

defaults in payment of the redemption price, on and after the Redemption Date interest ceases to accrue on Notes or portions thereof called for redemption.

The Partnership shall deliver to the Trustee an Officers’ Certificate with respect to the actual redemption price of the Securities in connection with a redemption thereof.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.                                      Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.                                      Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.                                      Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.                                      Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction already

A-1-6

rendered and if all existing Events of Default with respect to the Securities have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely by the declaration of acceleration. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require reasonable indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.                               Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and subject to the provisions of the TIA relating to conflicts of interest and preferential claims may otherwise deal with the Partnership with the same rights it would have as if it were not the Trustee.

11.                               Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.                               Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.                               CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.                               Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.                               No Recourse.

None of the General Partner nor any director, officer, employee, incorporator, manager or unitholder or other owner of equity of the General Partner, the Partnership or any Subsidiary Guarantor, as such, will have any liability for any obligations of the Subsidiary Guarantors or the Partnership under the Securities, the Indenture or any Guarantee or for any claim based on, in

A-1-7

respect of, or by reason of, such obligations or their creation. By accepting the Securities, each Holder will waive and release all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.                               Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for:
(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

A-1-8

Dated	Registered Holder

A-1-9

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*                                         To be included in a Book-Entry Note.

A-1-10

Exhibit A-2

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$

CUSIP: 29336U AB3

ISIN: US29336UAB35

ENLINK MIDSTREAM PARTNERS, LP

4.400% SENIOR NOTES DUE 2024

ENLINK MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co.* or its registered assigns, the principal sum of                  U.S. dollars ($                      ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]**, on April 1, 2024 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.400% payable on April 1 and October 1 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding March 15 or September 15 (each, a “Regular Record Date”), respectively, payable commencing on October 1, 2014.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

* To be included in Book Entry Note.

A-2-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $450,000,000 designated as the 4.400% Senior Notes due 2024 of the Partnership and is governed by the Indenture dated as of March 19, 2014 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of March 19, 2014, duly executed by the Partnership and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

A-2-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by its sole General Partner.

Dated:

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its general partner

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

By:
Authorized Signatory

A-2-3

[REVERSE OF SECURITY]

ENLINK MIDSTREAM PARTNERS, LP

4.400% SENIOR NOTES DUE 2044

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 4.400% Senior Notes due 2024 of the Partnership, in an initial aggregate principal amount of $450,000,000 (the “Securities”).

1.                                      Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 4.400% per annum.

The Partnership will pay interest semi-annually on April 1 and October 1 of each year (each an “Interest Payment Date”), commencing October 1, 2014. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from March 19, 2014. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.                                      Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose in New York, New York, which initially will be at the corporate trust office of the Trustee located

A-2-4

at 150 East 42nd Street, 40th Floor, New York, New York 10017, Attention: Corporate Trust, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.                                      Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.                                      Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $450,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5.                                      Redemption.

Prior to January 1, 2024, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after January 1, 2024, the Securities are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

Notices of redemption shall be sent at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed.  Unless the Partnership

A-2-5

defaults in payment of the redemption price, on and after the Redemption Date interest ceases to accrue on Notes or portions thereof called for redemption.

The Partnership shall deliver to the Trustee an Officers’ Certificate with respect to the actual redemption price of the Securities in connection with a redemption thereof.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.                                      Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.                                      Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.                                      Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.                                      Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction already

A-2-6

rendered and if all existing Events of Default with respect to the Securities have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely by the declaration of acceleration. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require reasonable indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.                               Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and subject to the provisions of the TIA relating to conflicts of interest and preferential claims may otherwise deal with the Partnership with the same rights it would have as if it were not the Trustee.

11.                               Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.                               Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.                               CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.                               Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.                               No Recourse.

None of the General Partner nor any director, officer, employee, incorporator, manager or unitholder or other owner of equity of the General Partner, the Partnership or any Subsidiary Guarantor, as such, will have any liability for any obligations of the Subsidiary Guarantors or the Partnership under the Securities, the Indenture or any Guarantee or for any claim based on, in

A-2-7

respect of, or by reason of, such obligations or their creation. By accepting the Securities, each Holder will waive and release all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.                               Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

A-2-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for:
(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

A-2-9

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*                                         To be included in a Book-Entry Note.

A-2-10

Exhibit A-3

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No. $
CUSIP: 29336U AC1
ISIN: US29336UAC18

ENLINK MIDSTREAM PARTNERS, LP

5.600% SENIOR NOTES DUE 2044

ENLINK MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co.* or its registered assigns, the principal sum of                  U.S. dollars ($                      ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]**, on April 1, 2044 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 5.600% payable on April 1 and October 1 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding March 15 or September 15 (each, a “Regular Record Date”), respectively, payable commencing on October 1, 2014.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

* To be included in Book Entry Note.

A-3-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $350,000,000 designated as the 5.600% Senior Notes due 2044 of the Partnership and is governed by the Indenture dated as of March 19, 2014 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of March 19, 2014, duly executed by the Partnership and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

A-3-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by its sole General Partner.

Dated:

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its general partner

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

By:
Authorized Signatory

A-3-3

[REVERSE OF SECURITY]

ENLINK MIDSTREAM PARTNERS, LP

5.600% SENIOR NOTES DUE 2044

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 5.600% Senior Notes due 2044 of the Partnership, in an initial aggregate principal amount of $350,000,000 (the “Securities”).

1.                                      Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 5.600% per annum.

The Partnership will pay interest semi-annually on April 1 and October 1 of each year (each an “Interest Payment Date”), commencing October 1, 2014. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from March 19, 2014. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.                                      Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose in New York, New York, which initially will be at the corporate trust office of the Trustee located

A-3-4

at 150 East 42nd Street, 40th Floor, New York, New York 10017, Attention: Corporate Trust, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.                                      Paying Agent and Registrar.

Initially, Wells Fargo Bank, National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.                                      Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $350,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5.                                      Redemption.

Prior to October 1, 2043, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points; plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

At any time on or after October 1, 2043, the Securities are redeemable, at the option of the Partnership, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

Notices of redemption shall be sent at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed.  Unless the Partnership

A-3-5

defaults in payment of the redemption price, on and after the Redemption Date interest ceases to accrue on Notes or portions thereof called for redemption.

The Partnership shall deliver to the Trustee an Officers’ Certificate with respect to the actual redemption price of the Securities in connection with a redemption thereof.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.                                      Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.                                      Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.                                      Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

9.                                      Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction already

A-3-6

rendered and if all existing Events of Default with respect to the Securities have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely by the declaration of acceleration. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require reasonable indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.                               Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and subject to the provisions of the TIA relating to conflicts of interest and preferential claims may otherwise deal with the Partnership with the same rights it would have as if it were not the Trustee.

11.                               Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.                               Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.                               CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.                               Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.                               No Recourse.

None of the General Partner nor any director, officer, employee, incorporator, manager or unitholder or other owner of equity of the General Partner, the Partnership or any Subsidiary Guarantor, as such, will have any liability for any obligations of the Subsidiary Guarantors or the Partnership under the Securities, the Indenture or any Guarantee or for any claim based on, in

A-3-7

respect of, or by reason of, such obligations or their creation. By accepting the Securities, each Holder will waive and release all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.                               Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

A-3-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for:
(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

A-3-9

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*                                         To be included in a Book-Entry Note.

A-3-10